SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2018

CleanSpark, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 North Main Street, Ste. 105 Bountiful, Utah	84010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 244-4405

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

CleanSpark, Inc. (the “Company” ), entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) dated March 23, 2018 with Labrys Fund, LP (the “Purchaser”), which required standard closing events such as funding which were fulfilled on March 27, 2018, pursuant to which the Company issued to the Purchaser a Convertible Promissory Note (the “Note”) in the aggregate principal amount of $550,000. The Note has a maturity date of six months for each tranche funded and the Company has agreed to pay interest on the unpaid principal balance of the Note at the rate of twelve percent (12%) per annum from the date on which the Note is issued (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise.

This Note carries a prorated original issue discount of $50,000.00 (the “OID”), to cover the Purchaser’s accounting fees, due diligence fees, monitoring, and/or other transactional costs incurred in connection with the purchase and sale of the Note, which is included in the principal balance of this Note. Thus, the purchase price of this Note shall be up to $500,000.00, computed as follows: the principal amount minus the OID. At the closing of the first tranche, the outstanding principal amount under this Note shall be $220,000.00, consisting of the first tranche plus the prorated portion of the OID.

The Company has the right to prepay the Note, provided it makes a payment to the Purchaser as set forth in the Note within 180 days of its Issue Date. In connection with the issuance of the Note, the Company issued to the Purchaser, as a commitment fee, 137,500 shares of its common stock (the “Returnable Shares”) as well as 100,000 shares of its common stock (the “Non-Returnable Shares”), as further provided in the Note. The Returnable Shares shall be returned to the Company’s treasury if no Event of Default (as defined in the Note) has occurred on or prior to the date that the Note is fully repaid and satisfied. The Non-Returnable Shares are earned on the Initial Date.

The outstanding principal amount of the Note (if any) is convertible at any time and from time to time at the election of the Purchaser during the period beginning on the date that is 180 days following the Issue Date into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a conversion price set forth in the Note, subject to adjustment as set forth in the Note. In addition, upon the occurrence and during the continuation of an Event of Default (as defined in the Note), the Note will become immediately due and payable and the Company has agreed to pay to the Purchaser, in full satisfaction of its obligations thereunder, additional amounts as set forth in the Note.

The Note contains certain covenants, such as restrictions on: (i) distributions on capital stock, (ii) stock repurchases, (iii) certain loans, and (iii) sales and the transfer of assets. The Note also contains certain anti-dilution provisions that apply in connection with any stock split, stock dividend, stock combination, recapitalization or similar transactions. In addition, subject to limited exceptions, the Purchaser will not have the right to convert any portion of the Note if the Purchaser, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to its conversion.

The foregoing description of the terms of the Note and the Securities Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth in Items 1.01 is incorporated into this Item 2.03 by reference.

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Items 1.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

We claim an exemption from the registration requirements of the Securities Act, for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the Purchaser is an accredited investors, the Purchaser acquired the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On March 27, 2018, the Company entered into a non-binding letter of intent with a custom electrical product manufacturing Company (“Manufacturer”) to acquire certain assets, including the following:

▪	All accounts receivable held by the Manufacturer at Closing, less appropriate allowance for doubtful accounts;
▪	All trade accounts payable and accrued liabilities held by the Company at Closing;
▪	All inventory held by the Company at Closing;
▪	Small tools;
▪	Furniture and fixtures; and
▪	Fee-Free license agreement for use of the Manufactuer’s brand name for limited period to be mutually agreed-upon; and
▪	All Purchase Orders, Customer contracts, and client list(s).

The Company intends to strategically use the assets to increase its impact in the Microgrid market. Under the terms of the LOI the name of the Manufacturer and the considerations to be paid for the acquisition are required to remain confidential until the definitive documents are signed. Upon signing of the definitive documents, the Company will disclose the full details of the acquisition include the consideration to be paid and the name of the manufacturer.

The Company anticipates entering into definitive agreements with the Manufacturer reflecting the foregoing on or before April 27, 2018 which will include a planned closing date of June 30, 2018. There is no assurance, however, that the Company will actually execute definitive agreements with Pioneer or that the transactions contemplated will close.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Note
10.1	Securities Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CleanSpark, Inc.

/s/ Zachary Bradford

Zachary Bradford
CFO

Date: April 2, 2018

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